Investor Presentation February 18, 2010

Information Related to Forward-Looking Statements        This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995.  These include statements regarding future results or expectations.  Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,”
“expects,” “estimates,” “intends,” “may,” “plans,” “projects,” “potential,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made.  Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control.  Forward-looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward-looking statements.  Due to known
and unknown risks, actual results may differ materially from expectations or projections.        You should carefully consider these risks when you make a decision concerning an investment in our common stock, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: risks and uncertainties relating to the recent global economic downturn; changes in economic and market conditions; impacts of regulatory changes and changes to Fannie Mae and Freddie Mac; availability of opportunities that meet or exceed our risk adjusted return expectations, changes in interest rates; changes in anticipated earnings and returns; our ability to maintain adequate liquidity; increased costs of borrowing; decreased interest spreads; changes in mortgage pre-payment speeds; risks associated with merchant banking investments; the realization of gains and losses on principal investments; our ability to maintain our exemption from registration as an investment company pursuant to the
Investment Company Act of 1940; our ability to generate earnings or gains and otherwise realize and protect taxable benefits associated with net operating loss carry-forwards and net capital loss carry-forwards; our ability to realize continued cost savings; our ability and willingness to pay future dividends; available technologies;
competition for business and personnel; changes in, and our ability to remain in compliance with, law, regulations or government policies affecting our business; and the factors described in the sections entitled
“Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2008 and our other public filings with the SEC.  You should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  We undertake no obligation to update or revise any forward-looking statement, whether written or oral, relating to matters discussed in this presentation, except as may be required by applicable securities laws.

Arlington Asset Overview
Internally managed principal investment firm with a primary focus in non-agency mortgage-backed securities (“MBS”)
 Successfully invested equity in attractive non-agency MBS portfolio during 2009 $324 million non-agency MBS portfolio at 02/11/10 with cost of 49% of par ($160 million unlevered capital invested) 20% unlevered yield for 4Q 2009 $0.51 per share operating cash income in 4Q 2009 Declared $0.35 per share dividend for 1Q 2010 Declared expected 50% to 60% dividend payout ratio in current period (excluding non-recurring items) Attractive non-agency MBS investment opportunities available (Size and nimble approach fit market opportunity, recent investments meet risk adjusted return expectations) Low leverage, transparent balance sheet (5% debt to total assets) Earnings power driven by non-agency MBS strategy Attractive expected risk/return vs. other alternatives (~20% expected unlevered returns) Current cash income with potential appreciation (~50% discount to face value) Utilizes tax benefits Attractive total return opportunity with significant upside potential 8% dividend yield (based on 02/11/10 price of $17.15) Retention of cash earnings with reinvestment in discounted assets Potential to capture, monetize, and reinvest $164 million non-agency MBS purchase discount over time Straightforward C-Corp structure with in excess of $800 million of tax benefits (off balance sheet)

Arlington Asset Highlights (NYSE:  AI) Eric F. Billings Chairman & CEO J. Rock Tonkel, Jr. Chief Operating Officer Brian J. Bowers Chief Investment Officer Kurt R. Harrington Chief Financial Officer Arlington Asset Management Team Share Price (2) 17.15 $         Cash (1) 10 $             Shares O/S (2) 7.7              Non-Agency MBS (2) 160 $            Market Cap (2) 132 $            Total Assets (1) 314 $            BV per share (1) 19.54 $         Long Term Debt (2) 16 $             Price to Book (2) 88% Shareholders' Equity (1) 150 $            Share Data ($ in millions, except per share data) Key Financial Data ($ in millions)

Non-Agency MBS Investment Opportunity Market dislocation has provided an exceptional investment opportunity in $2 trillion non-agency market Greater than $1 trillion in Prime and Alt-A MBS Opportunity to benefit from unprecedented Government policy to improve liquidity in the non-agency mortgage market Ability to invest in collateral-backed assets at significant discount to par value Creates potential unlevered current cash returns in the mid-teens to low 20’s (coupon yield +
prepayment accretion) Under severe modeling assumptions we expect to receive more than our investment through prepayments or reflation Reflation potential equals gap between cost and face value and should grow as portfolio grows $164 million at 02/11/10 compared to market cap of $132 million $800 million in NOLs and NCLs to shelter future earnings and capital gains Results in potential book value growth and favorable tax treatment for dividends

Housing Market Historical Trends *Source: Bloomberg S&P/Case Schiller Home Price Index 125 135 145 155 165 175 185 195 205 215 225 S&P 500 600 700 800 900 1000 1100 1200 1300 1400 1500 1600 US Unemployment Rate 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 Mortgage Deliquency Rate (60+ Days) 0 5 10 15 20 25 30

Arlington Asset Non-Agency Portfolio Summary (1) Prime and Alt A MBS not Guaranteed by
FN/FH/GN Average Loan Size:   $584K # of Loans:                                 22,000 Coupon:                                           5.7% Original FICO:                      728 Original LTV:                          72% Wgt Avg Loan Origination Date: Aug 2006 Wgt Avg Loan Age:    42 months Purchase Price to Par:                              49% Credit Enhancement:                                  11% 60+ Delinquency:           21% 3mo Severity:                        44% Cumulative Loss to Date:                     2.8% 3mo CPR:                                    17% Re-remic Capital Allocation:             $56M First Tranche Capital Allocation:$104M (1) As of 02/11/10

Non-Agency MBS Investment Opportunity (1) Assumes total investment mix of 65% Senior and 35% Mezzanine MBS.  As a percentage         of face value, this assumption implies a mix of 52% Senior and 48% Mezzanine MBS.  These assumptions are not projections and do not necessarily represent the Company’s expectations and future
performance.  This is illustrative only and actual results could materially differ. Current Face 100 $    Dollar Cost 49 $       Coupon 5.7% Coupon Yield 11.6% CPR on Senior Bonds 15.0       Prepayment 9.6 $      Return of Principal 5.8 $      Accretion 3.8 $      Accretion in BPS 7.8% Unlevered Return 19.4% Illustrative Return Model (1) Based on current market conditions

Downside Protection with Upside Potential Frequency         22% Severity                   44% Return vs Par  100% Frequency         50% Severity                   60% Return vs Par    80% Frequency         80% Severity                   75% Return vs Par    49% Coupon Yield on Invested Capital: 11.6% Coupon Yield on Invested Capital: 11.6% Coupon Yield on Invested Capital: 11.6% Cash Accretion: 105% Cash Accretion: 65% (1) These assumptions are not projections and do not necessarily represent the Company’s expectations and future performance.  This is illustrative only and actual results could materially differ. POTENTIAL RETURN ON INVESTMENT EXAMPLES (1) Based on current market conditions 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Invested Capital Cash Accretion

Potential Cash Earnings Power $160 million in unlevered non-agency MBS portfolio cost at 02/11/10 with a current yield of approximately 19% Approximately $5+ million available for non-agency MBS investment at 02/11/10 Plus reinvestment of non-agency MBS prepayments and retained cash earnings primarily in discounted non-agency MBS $2.2 million expected ongoing fixed operating overhead expense in 4Q 2009 less potential future reductions $15 million of long term debt at 3% current cost of funds 2% expected alternative minimum tax rate 7.9 million shares outstanding on a fully diluted basis $0.35 per share dividend declared for 1Q 2010 or $2.8 million ($11.2 million annualized)

Book Value Per Share with Potential Upside Opportunities Reflation of non-agency MBS investment portfolio $164 million purchase discount at 02/11/10 $324 million face value vs. $160 million invested Reinvestment of retained earnings in discounted non-
agency MBS assets Net operating loss carry-forwards and capital loss carry-
forwards In excess of $800 million Potential Upside Opportunities 12/31/2009   Book Value Cash and cash equivalents 10 $          Mortgage Backed Securities Agency, net of $127 repo 10              Non-Agency Private Label 159           Total 179 $         Other Investments 3                Total cash, securities and investments 182 $         Long-term debt (17)             Other assets/liabilities, net (15)             Shareholders' equity 150 $         Book value per share 19.54 $      Allocation of Book Value ($ in millions, except per share data)

Conclusion Successfully invested equity in attractive non-agency MBS portfolio during 2009 $324 million non-agency MBS portfolio at 02/11/10 with cost of 49% of par ($160 million unlevered capital invested) 20% unlevered yield for 4Q 2009 $0.51 per share operating cash income in 4Q 2009 Declared $0.35 per share dividend for 1Q 2010 Declared expected 50% to 60% dividend payout ratio in current period (excluding non-recurring items) Attractive non-agency MBS investment opportunities available (Size and nimble approach fit market opportunity, recent investments meet risk adjusted return expectations) Low leverage, transparent balance sheet (5% debt to total assets) Earnings power driven by non-agency MBS strategy Attractive expected risk/return vs. other alternatives (~20% expected unlevered returns) Current cash income with potential appreciation (~50% discount to face value) Utilizes tax benefits Attractive total return opportunity with significant upside potential 8% dividend yield (based on 02/11/10 price of $17.15) Retention of cash earnings with reinvestment in discounted assets Potential to capture, monetize, and reinvest $164 million non-agency MBS purchase discount over time Straightforward C-Corp structure with in excess of $800 million of tax benefits (off balance sheet)